UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2005
Analogic Corporation

(Exact name of registrant as specified in charter)

Massachusetts	0-6715	04-2454372

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

8 Centennial Drive Peabody, MA	01960

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 977-3000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
Unaudited Pro Forma Condensed Consolidated Balance Sheet As of October 31, 2005
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended July 31, 2005
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended July 31, 2004
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended July 31, 2003
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
SIGNATURE

This amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Analogic Corporation (the “Registrant”) on November 4, 2005 regarding the sale on November 1, 2005 of all the outstanding shares of capital stock of Camtronics Medical Systems, Ltd. (“Camtronics”). The purpose of the Amendment No. 1 is to file the pro forma financial information of the Registrant required by Item 9.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(b) Pro forma financial information
The following Unaudited Pro Forma Condensed Financial Statements give effect to the disposition of Camtronics to be accounted for as a discontinued operation in accordance with FAS 144. The sale price for the interest in Camtronics was $40.0 million, with net cash proceeds of $38.9 million. The Company expects to realize a net gain after taxes of $15.9 million for this transaction which will be recorded in its financial results for the second quarter ending January 31, 2006.
The following presents the Company’s Unaudited Pro Forma Condensed Financial Information for the fiscal years ended July 31, 2005, 2004 and 2003. The Unaudited Pro Forma Condensed Balance Sheet as of October 31, 2005 gives effect to the disposition of Camtronics as if it had occurred on October 31, 2005. The Unaudited Pro Forma Statements of Operations for the three months ended October 31, 2005 and 2004, as reported in the Company’s Form 10-Q filed with the Securities and Exchange Commission on December 12, 2005, reflect these operations as discontinued, and therefore are excluded in the presentation. The Unaudited Pro Forma Condensed Statements of Operations for the years ended July 31, 2005, 2004 and 2003, give effect to the disposition of Camtronics as if it had occurred on August 1, 2004, 2003 and 2002, respectively.
Such pro forma information is based upon historical financial statements, and should be read together with the Company’s Consolidated Financial Statements as of July 31, 2005, including the notes thereto, included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2005 as well as the Consolidated Financial Statements as of October 31, 2005, including the notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the three months ended October 31, 2005.
The Pro Forma Financial Information is for informational purposes only and does not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented or to project the Company’s results of operations or financial position for any future period.

Analogic Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of October 31, 2005
(In thousands, except share data)

				Pro Forma
				From
		Pro Forma		Continuing
Assets	As Reported (1)	Adjustments		Operations
Current assets:
Cash and cash equivalents	$207,189	$38,883	(a)	$246,072
Marketable securities, at fair value	10,921	—		10,921
Accounts and notes receivable, net	45,849	—		45,849
Inventories	68,509	—		68,509
Costs related to deferred revenue	918	—		918
Refundable and deferred income taxes	12,895	—		12,895
Other current assets	6,964	—		6,964
Current assets of discontinued operations	41,364	(41,364	)(b)	—

Total current assets	394,609	(2,481)		392,128

Property, plant and equipment, net	79,191	—		79,191
Investments in and advances to affiliated companies	413	—		413
Capitalized software, net	8,347	—		8,347
Intangible assets, net	3,293	—		3,293
Other assets	5,310	—		5,310
Deferred income taxes	2,851	—		2,851

Total Assets	$494,014	$(2,481)		$491,533

Current liabilities:
Accounts payable, trade	$26,596	$—		$26,596
Accrued liabilities	18,352	1,102	(c)	19,454
Deferred revenue	7,464	—		7,464
Advance payments	1,313	—		1,313
Accrued income taxes	8,313	10,321	(d)	18,634
Current liabilities of discontinued operations	29,795	(29,795	)(e)	—

Total current liabilities	91,833	(18,372)		73,461

Long-term liabilities:
Deferred income taxes	1,366	—		1,366

Total long-term liabilities	1,366	—		1,366

Commitments and guarantees

Stockholders’ equity:
Common stock, $.05 par value	715	—		715
Capital in excess of par value	48,736	—		48,736
Retained earnings	348,735	15,891	(f)	364,626
Accumulated other comprehensive income	2,629	—		2,629

Total stockholders’ equity	400,815	15,891		416,706

Total Liabilities and Stockholders’ Equity	$494,014	$(2,481)		$491,533

1) As reported in the Company’s Unaudited Quarterly Report on Form 10-Q as of October 31, 2005.

Analogic Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended July 31, 2005
(In thousands, except share data)

				Pro Forma
		Pro Forma		From
		Adjustments of	Pro Forma	Continuing
	As Reported (1)	Camtronics (2)	Adjustments	Operations
Net revenue:
Product	$336,249	$(38,092)	$—	$298,157
Engineering	19,168	—	—	19,168
Other	9,154	—	—	9,154

Total net revenue	364,571	(38,092)	—	326,479

Cost of sales:
Product	202,623	(21,459)	—	181,164
Engineering	16,659	—	—	16,659
Other	5,266	—	—	5,266

Total cost of sales	224,548	(21,459)	—	203,089

Gross margin	140,023	(16,633)	—	123,390

Operating expenses:
Research and product development	57,976	(7,506)	—	50,470
Selling and marketing	37,819	(8,651)	—	29,168
General and administrative	43,646	(4,104)	7 (h)	39,549
Asset impairment charges	6,599	(3,599)	—	3,000

	146,040	(23,860)	7	122,187

Income (loss) from operations	(6,017)	7,227	(7)	1,203

Other (income) expense:
Interest income	(5,243)	—	—	(5,243)
Interest expense	54	(28)	—	26
Equity gain in unconsolidated affiliates	(262)	(21)	—	(283)
Gain on sale of marketable securities	(43,829)	—	—	(43,829)
Other	(8)	(43)	—	(51)

Total other (income) expense	(49,288)	(92)	—	(49,380)

Income before income taxes	43,271	7,319	(7)	50,583
Provision for income taxes	14,409	1,403	112 (i)	15,924

Net income	$28,862	$5,916	$(119)	$34,659

Net income per common share:
Basic	$2.13	$0.43	$(0.01)	$2.55
Diluted	2.12	0.43	(0.01)	2.54

Weighted average shares outstanding:
Basic	13,566			13,566
Diluted	13,619			13,619
1) As reported in the Company’s Audited Annual Report on Form 10-K for the twelve months ended July 31, 2005.
2) Pro forma adjustments represent Camtronics’ Statement of Operations.

Analogic Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended July 31, 2004
(In thousands, except share data)

				Pro Forma
		Pro Forma		From
		Adjustments of	Pro Forma	Continuing
	As Reported (1)	Camtronics (2)	Adjustments	Operations
Net revenue:
Product	$327,129	$(51,352)	$—	$275,777
Engineering	20,081	—	—	20,081
Other	8,347	—	—	8,347

Total net revenue	355,557	(51,352)	—	304,205

Cost of sales:
Product	195,920	(29,322)	—	166,598
Engineering	13,487		—	13,487
Other	4,863		—	4,863

Total cost of sales	214,270	(29,322)	—	184,948

Gross margin	141,287	(22,030)	—	119,257

Operating expenses:
Research and product development	58,673	(8,668)	—	50,005
Selling and marketing	37,025	(10,385)	—	26,640
General and administrative	39,200	(4,074)	23 (h)	35,149

	134,898	(23,127)	23	111,794

Income (loss) from operations	6,389	1,097	(23)	7,463

Other (income) expense:
Interest income	(3,669)	7	—	(3,662)
Interest expense	294	(77)	—	217
Equity gain in unconsolidated affiliates	(577)	(61)	—	(638)
Other	240	(86)	—	154

Total other (income) expense	(3,712)	(217)	—	(3,929)

Income before income taxes	10,101	1,314	(23)	11,392
Provision (benefit) for income taxes	1,747	(738)	228 (i)	1,237

Net income	$8,354	$2,052	$(251)	$10,155

Net income per common share:
Basic	$0.62	$0.15	$(0.02)	$0.75
Diluted	0.62	0.15	(0.02)	0.75

Weighted average shares outstanding:
Basic	13,463			13,463
Diluted	13,519			13,519
1) As reported in the Company’s Audited Annual Report on Form 10-K for the twelve months ended July 31, 2005.
2) Pro forma adjustments represent Camtronics’ Statement of Operations.

Analogic Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended July 31, 2003
(In thousands, except share data)

					Pro Forma
		Pro Forma			From
		Adjustments of	Pro Forma		Continuing
	As Reported (1)	Camtronics (2)	Adjustments		Operations
Net revenue:
Product	$442,431	$(40,043)	$—		$402,388
Engineering	20,856	—	—		20,856
Other	8,410	—	—		8,410

Total net revenue	471,697	(40,043)	—		431,654

Cost of sales:
Product	256,294	(21,432)	—		234,862
Engineering	14,897	—	—		14,897
Other	4,738	—	—		4,738

Total cost of sales	275,929	(21,432)	—		254,497

Gross margin	195,768	(18,611)	—		177,157

Operating expenses:
Research and product development	55,099	(7,586)	—		47,513
Selling and marketing	34,866	(10,600)	—		24,266
General and administrative	34,971	(3,173)	(61	)(h)	31,737

	124,936	(21,359)	(61)		103,516

Income from operations	70,832	2,748	61		73,641

Other (income) expense:
Interest income	(5,035)	20	—		(5,015)
Interest expense	360	(91)	—		269
Equity (gain) loss in unconsolidated affiliates	3,506	(62)	—		3,444
Other	(5,756)	232	—		(5,524)

Total other (income) expense	(6,925)	99	—		(6,826)

Income before income taxes	77,757	2,649	61		80,467
Provision (benefit) for income taxes	28,226	425	(186	)(i)	28,465

Net income	$49,531	$2,224	$247		$52,002

Net income per common share:
Basic	$3.74	$0.16	$0.02		$3.92
Diluted	3.70	0.16	0.02		3.88

Weighted average shares outstanding:
Basic	13,251				13,251
Diluted	13,394				13,394
1) As reported in the Company’s Audited Annual Report on Form 10-K for the twelve months ended July 31, 2005.
2) Pro forma adjustments represent Camtronics’ Statement of Operations.

Analogic Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Pro Forma Adjustments
The Unaudited Pro Forma Consolidated Financial Statements reflect the following pro forma adjustments (dollars in thousands):
(a)	To record cash proceeds net of transaction costs of $1,117 for the sale of Camtronics

(b)	To remove current assets of discontinued operations

(c)	To accrue estimated indemnification and tax liabilities of the Company which will be settled in the future

(d)	To increase accrued income taxes related to the gain on the sale of Camtronics

(e)	To remove current liabilities of discontinued operations

(f)	To adjust equity and give effect to the balance sheet for the non recurring gain after taxes on the sale of Camtronics. The non recurring gain has not been included in the Pro Forma Consolidated Statements of Operations but will be reflected in the historical income statement for the quarter ended January 31, 2006.

(g)	To remove income (loss) from discontinued operations

(h)	To add back or (deduct) general and administrative expenses that will remain with the Company. Amortization and depreciation expense relates to assets accounted in corporate related to Camtronics. General and administrative expenses are as follows:

	General and Administrative Expenses
	Management	Intangible
	Fees	Amortization	Depreciation	Total
Twelve Months Ended:
July 31, 2005	$510	$(468)	$(35)	$7
July 31, 2004	527	(469)	(35)	23
July 31, 2003	500	(526)	(35)	(61)
(i)	To adjust tax provision to reflect the tax applicable to the continuing operations and the effect of the pro forma adjustments.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 13, 2006

ANALOGIC CORPORATION
/s/ John J. Millerick
Name:	John J. Millerick
Title:	Senior Vice President, Chief Financial Officer, and Treasurer